Exhibit 32.2


                     MONY LIFE INSURANCE COMPANY OF AMERICA

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2005 of MONY Life Insurance Company of America (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley B. Tulin, Vice Chairman of the Board and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Stanley B. Tulin
                                  ----------------------------------------------
                                  Stanley B. Tulin
                                  Vice Chairman of the Board and
                                  Chief Financial Officer

Date:  March 17, 2006